THE NORTH CAROLINA TAX FREE BOND FUND
                                     [LOGO]

                              A NO-LOAD MUTUAL FUND


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                               SEMI-ANNUAL REPORT
                                February 28, 1998
                                   (Unaudited)
--------------------------------------------------------------------------------


                               Investment Adviser
                             Boys, Arnold & Company
                             Post Office Drawer 5255
                            1272 Hendersonville Road
                      Asheville, North Carolina 28813-5255
                                 1.800.286.8038



                               Fund Administrator
                         Countrywide Fund Services, Inc.
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354
                                 1.800.841.0987

THE NORTH CAROLINA TAX FREE BOND FUND
[LOGO]
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               Post Office Box 5354 . Cincinnati, Ohio 45201-5354 . 800.841.0987

March 31, 1998

Dear Shareholder:

We are pleased to enclose your copy of the Semi-Annual report for The North Carolina Tax Free Bond Fund for the period ended February 28, 1998.

Over the last six months your fund continued to perform well within a modestly declining interest rate environment. In fact, municipal bonds experienced positive returns in every month of the period. The supply of new municipal bond issues both nationally and in North Carolina has remained at the lower range of historical levels. This limited supply has reduced the volatility of the municipal market and kept prices relatively stable.

For the six months ended February 28, 1998, the Fund had a total return of +5.49% (which includes both income and price change) after all expenses. This Fund's total return compared favorably with the Lehman Municipal Bond Index which increased +5.04%, as well as, with the average total return of +4.88% for the 40 North Carolina Municipal Debt Funds ranked by Lipper Analytical Services, Inc. for the same period. The net asset value of the Fund on February 28, 1998 was $10.98 and the tax-free dividend income paid during the period was $0.23 per share.

The Fund remains invested in a well-diversified portfolio of high quality North Carolina municipal bonds with an intermediate to long term average maturity. The portfolio's overall quality is AAA as measured by Standard and Poor's Corporation quality ratings and the average maturity is currently about fifteen years.

Looking forward, we expect interest rates to move in a flat to downward trend over the balance of the year given our outlook for a healthy but moderating economy with modest inflationary pressures. We believe that inflation expectations manifested in bond yields remain too high and do not fully reflect the current low inflationary environment. Interest rates should also continue to benefit from the recent drop in oil prices, the currency crisis in Asia, which should restrain exports and increase global competition, and the reduced borrowing demands of the Federal Government. Concerns over labor tightness have been mitigated in some measure by increased productivity. The threat of an overheating economy seems less likely due to the Asian crisis and the extended nature of this economic cycle in its eighth year of expansion.

Municipal bonds provide one of the few remaining alternatives for investors to reduce their tax obligations. We encourage investors to maintain a long-term outlook toward their investment in the Fund and to consider a plan of regular investment through dollar-cost averaging.

As of March 1, 1998 the Fund's Administrator was changed to Countrywide Fund Services, Inc. of Cincinnati, Ohio. If you have questions about your specific account with the Fund, contact Countrywide at 800-841-0987. If you would like information on the Fund, including the current prospectus, please call us at 800-286-8038. Also, you can find the Fund's daily NAV quotation on over 280,000 market data terminals by using the Fund's ticker symbol which is: NCTFX.

We appreciate your continued trust and support and we welcome your questions and comments.

Sincerely,

/s/ John B. Kuhns                   /s/ Jon L. Vannice
John B. Kuhns                       Jon L. Vannice
President                           Vice President


Past performance is no guarantee of future results. During the period covered the Fund's Advisor waived a portion of its fees which increased the total return and yield of the Fund.

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

                     THE NORTH CAROLINA TAX FREE BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               February 28, 1998
                                  (Unaudited)


ASSETS
   Investments, at value (cost $10,251,812)                          $10,734,788
   Interest receivable                                                   168,241
   Prepaid expenses                                                        9,700
                                                                     -----------
      Total assets                                                    10,912,729
                                                                     -----------
LIABILITIES
   Accrued expenses                                                        5,140
   Payable for investment purchases                                       98,843
   Due to advisor (note 2)                                                 1,712
   Distributions in excess of cash on demand deposits                     32,401
                                                                     -----------
      Total liabilities                                                  138,096
                                                                     -----------
NET ASSETS
   (applicable to 981,051 shares outstanding; unlimited
   shares of no par value beneficial interest authorized)            $10,774,633
                                                                     ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
   ($10,774,633 / 981,051 shares)                                    $     10.98
                                                                     ===========
NET ASSETS CONSIST OF
   Paid-in capital                                                   $10,255,743
   Accumulated net realized gain on investments                           35,914
   Net unrealized appreciation on investments                            482,976
                                                                     -----------
                                                                     $10,774,633
                                                                     ===========

See accompanying notes to financial statements

                     THE NORTH CAROLINA TAX FREE BOND FUND

                            STATEMENT OF OPERATIONS

                         Period ended February 28, 1998
                                  (Unaudited)


INVESTMENT INCOME

   Income
      Interest                                                        $ 261,264
                                                                      ---------
   Expenses
      Investment advisory fees (note 2)                                  17,982
      Fund administration fees (note 2)                                   7,706
      Shareholder service fees (note 3)                                  12,844
      Custody fees                                                          731
      Registration and filing administration fees (note 2)                  149
      Fund accounting fees (note 2)                                      10,500
      Audit fees                                                          3,650
      Legal fees                                                          6,970
      Securities pricing fees                                             2,202
      Shareholder recordkeeping fees                                        519
      Shareholder servicing expenses (note 2)                             2,565
      Registration and filing expenses                                      236
      Printing expenses                                                     450
      Trustee fees and meeting expenses                                   3,181
      Other operating expenses                                              885
                                                                      ---------
          Total expenses                                                 70,570
                                                                      ---------
          Less:
             Investment advisory fees waived (note 2)                   (16,092)
             Shareholder service fees waived (note 3)                   (12,844)
                                                                      ---------
          Net expenses                                                   41,634
                                                                      ---------
             Net investment income                                      219,630
                                                                      ---------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS

   Net realized gains from security transactions                         97,012
   Increase in unrealized appreciation/depreciation on investments      236,329
                                                                      ---------
      Net realized and unrealized gains on investments                  333,341
                                                                      ---------
         Net increase in net assets resulting from operations         $ 552,971
                                                                      =========


See accompanying notes to financial statements

                     THE NORTH CAROLINA TAX FREE BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Period ended
                                                                              February 28,      Year ended
                                                                                 1998           August 31,
                                                                              (Unaudited)           1997
                                                                              ------------      -----------
INCREASE IN NET ASSETS
   Operations
      Net investment income                                                   $    219,630      $   341,923
      Net realized gains from security transactions                                 97,012           32,653
      Increase in unrealized appreciation/depreciation on investments              236,329          190,154
                                                                              ------------      -----------
         Net increase in net assets resulting from operations                      552,971          564,730
                                                                              ------------      -----------
   Distributions to shareholders from
      Net investment income                                                       (219,630)        (341,923)
                                                                              ------------      -----------
   Capital share transactions
      Increase in net assets resulting from capital share transactions(a)          486,997        3,330,981
                                                                              ------------      -----------
         Total increase in net assets                                              820,338        3,553,788

NET ASSETS

   Beginning of period                                                           9,954,295        6,400,507
                                                                              ------------      -----------
   End of period                                                              $ 10,774,633      $ 9,954,295
                                                                              ============      ===========


(a) A summary of capital share activity follows:

                                           Period ended                     Year ended
                                         February 28, 1998                August 31, 1997

                                      Shares          Value            Shares          Value
                                     --------      -----------        --------      -----------
Shares sold                            82,693      $   899,322         363,128      $ 3,821,326
Shares issued for reinvestment
   of distributions                    16,027          174,289          25,239          266,015
                                     --------      -----------        --------      -----------
                                       98,720        1,073,611         388,367        4,087,341

Shares redeemed                       (54,013)        (586,614)        (71,933)        (756,360)
                                     --------      -----------        --------      -----------
   Net increase                        44,707      $   486,997         316,434      $ 3,330,981
                                     ========      ===========        ========      ===========

See accompanying notes to financial statements

                     THE NORTH CAROLINA TAX FREE BOND FUND

                              FINANCIAL HIGHLIGHTS

                (For a Share Outstanding Throughout the Period)

                                                                  Period ended
                                                                  February 28,   Year ended     Year ended
                                                                      1998       August 31,     August 31,
                                                                  (Unaudited)       1997           1996
                                                                  -----------    -----------    -----------
Net asset value, beginning of period                              $     10.63    $     10.32    $     10.36

   Income (loss) from investment operations
      Net investment income                                              0.23           0.47           0.48
      Net realized and unrealized gains (losses) on investments          0.35           0.31          (0.04)
                                                                  -----------    -----------    -----------
         Total from investment operations                                0.58           0.78           0.44
                                                                  -----------    -----------    -----------
   Distributions to shareholders from
      Net investment income                                             (0.23)         (0.47)         (0.48)
                                                                  -----------    -----------    -----------
Net asset value, end of period                                    $     10.98    $     10.63    $     10.32
                                                                  ===========    ===========    ===========
Total return                                                            5.49%          7.71%          4.33%
                                                                  ===========    ===========    ===========
Ratios/supplemental data

   Net assets, end of period                                      $10,774,633    $ 9,954,295    $ 6,400,507
                                                                  ===========    ===========    ===========
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees                     1.37%(a)       1.68%          2.24%
      After expense reimbursements and waived fees                      0.81%(a)       0.85%          0.85%

   Ratio of net investment income to average net assets
      Before expense reimbursements and waived fees                     3.71%(a)       3.65%          3.21%
      After expense reimbursements and waived fees                      4.28%(a)       4.49%          4.60%

   Portfolio turnover rate                                             14.07%         19.72%          9.96%


                        FINANCIAL HIGHLIGHTS (continued)

                                                                                                  For the
                                                                                                period from
                                                                                             January 13, 1993
                                                                                             (commencement of
                                                                  Year ended     Year ended   operations) to
                                                                  August 31,     August 31,     August 31,
                                                                      1995           1994           1993
                                                                  -----------    -----------    -----------
Net asset value, beginning of period                              $     10.02    $     10.40    $     10.00

   Income (loss) from investment operations
      Net investment income                                              0.45           0.42           0.24
      Net realized and unrealized gains (losses) on investments          0.34          (0.38)          0.40
                                                                  -----------    -----------    -----------
         Total from investment operations                                0.79           0.04           0.64
                                                                  -----------    -----------    -----------
   Distributions to shareholders from
      Net investment income                                             (0.45)         (0.42)         (0.24)
                                                                  -----------    -----------    -----------
Net asset value, end of period                                    $     10.36    $     10.02    $     10.40
                                                                  ===========    ===========    ===========
Total return                                                            8.16%          0.38%         10.43%(a)
                                                                  ===========    ===========    ===========
Ratios/supplemental data

   Net assets, end of period                                      $ 4,183,149    $ 3,929,053    $ 2,423,995
                                                                  ===========    ===========    ===========
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees                     2.76%          3.26%          3.50%(a)
      After expense reimbursements and waived fees                      0.85%          0.84%          0.77%(a)

   Ratio of net investment income to average net assets
      Before expense reimbursements and waived fees                     2.65%          1.67%          1.25%(a)
      After expense reimbursements and waived fees                      4.56%          4.09%          3.98%(a)

   Portfolio turnover rate                                             83.12%         22.82%          0.00%

(a) Annualized.

See accompanying notes to financial statements

                     THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                               February 28, 1998
                                   (Unaudited)

                                                                      Principal    Interest    Maturity      Value
                                                                       Amount        Rate        Date       (note 1)
                                                                      --------      ------     --------     --------
MUNICIPAL OBLIGATIONS - 97.83%
   Appalachian State University, North Carolina
      Utility System Revenue                                          $150,000       5.90%     05-15-08     $164,145
   Asheville, North Carolina
      Water System Revenue                                             150,000       5.50%     08-01-11      159,954
   Buncombe County, North Carolina
      Solid Waste System Special Obligation Revenue                    200,000       5.60%     03-01-11      215,118
   Cabarrus County, North Carolina
      General Obligation                                               250,000       5.40%     02-01-17      260,619
   Charlotte, North Carolina
      Law Enforcement Facilities Project Series A
      Certificate of Participation                                     100,000       6.10%     12-01-15      108,872
   Charlotte, North Carolina
      Public Improvements                                              400,000       5.30%     04-01-08      428,391
   Charlotte, North Carolina
      Water & Sewer General Obligation                                 400,000       5.60%     05-01-20      427,025
   Concord, North Carolina
      Utilities System Revenue                                         125,000       5.50%     12-01-14      131,183
   Concord, North Carolina
      Utilities System Revenue                                         200,000       5.75%     12-01-17      210,423
   Cumberland County, North Carolina
      General Obligation                                               400,000       4.90%     03-01-12      406,436
   Currituck County, North Carolina
      General Obligation                                               300,000       5.40%     04-01-14      313,786
   Dare County, North Carolina
      Utilities System Revenue                                         100,000       5.75%     06-01-14      106,330
   Durham, North Carolina
      General Obligation Revenue                                       200,000       5.80%     02-01-12      218,821
   Forsyth County, North Carolina
      General Obligation                                               300,000       4.75%     02-01-13      300,705
   Gaston County, North Carolina
      General Obligation                                               250,000       5.70%     03-01-11      270,044
   Gastonia, North Carolina
      Police Station Project Certificate of Participation              100,000       5.70%     08-01-15      105,840
   Gastonia, North Carolina
      Street Improvements General Obligation                           200,000       5.50%     05-01-13      213,356
   Greensboro, North Carolina
      General Obligation Unlimited                                     500,000       5.00%     03-01-12      510,505
   High Point, North Carolina
      General Obligation                                               200,000       5.00%     03-01-15      200,903
   High Point, North Carolina
      General Obligation Revenue                                       100,000       5.60%     03-01-13      106,817

                                                                     (Continued)

                     THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                               February 28, 1998
                                   (Unaudited)

                                                                      Principal    Interest    Maturity      Value
                                                                       Amount        Rate        Date       (note 1)
                                                                      --------      ------     --------     --------
MUNICIPAL OBLIGATIONS - (Continued)
   Johnston County, North Carolina
      General Obligation                                              $500,000       5.00%     05-01-08     $497,893
   Lincolnton, North Carolina
      Enterprise System Revenue                                        200,000       5.38%     05-01-16      206,709
   Mecklenburg County, North Carolina
      General Obligation                                               500,000       4.70%     04-01-11      503,519
   Mecklenburg County, North Carolina
      Public Improvement General Obligation                            200,000       5.50%     04-01-11      214,649
   Morganton, North Carolina
      Water & Sewer General Obligation Revenue                         100,000       5.70%     06-01-14      107,346
   North Carolina Central University
      Housing System Revenue                                           200,000       5.80%     11-01-17      213,079
   North Carolina Housing Finance Agency
      Multifamily Series A Revenue                                     100,000       5.80%     07-01-13      103,939
   North Carolina Municipal Power Agency -
      Number 1 - Catawba Electric Revenue                              100,000       6.00%     01-01-09      111,553
   North Carolina Municipal Power Agency -
      Number 1 - Catawba Electric Revenue                              100,000       5.75%     01-01-15      105,135
   North Carolina State
      Clean Water Series A General Obligation                          100,000       5.20%     06-01-10      105,774
   North Carolina State
      Clean Water Series A General Obligation                          100,000       5.80%     06-01-16      107,889
   North Carolina State
      General Obligation                                               400,000       5.10%     06-01-10      420,783
   North Carolina State
      Series A General Obligation                                      300,000       5.10%     03-01-07      318,358
   North Carolina State University
      Centennial Campus B Revenue                                      500,000       5.13%     12-15-16      502,261
   Pitt County, North Carolina
      Memorial Hospital Revenue                                        100,000       5.50%     12-01-15      104,224
   Raleigh, North Carolina
      General Obligation                                               500,000       5.25%     06-01-13      525,151
   Raleigh, North Carolina
      General Obligation Unlimited                                     200,000       5.25%     06-01-12      211,108
   Salisbury, North Carolina
      Water & Sewer General Obligation                                 100,000       5.30%     05-01-11      104,480
   Transylvania County, North Carolina
      General Obligation                                               400,000       4.75%     02-01-14      394,597
   Union County, North Carolina
      Series B General Obligation                                      100,000       5.30%     05-01-15      103,589


                                                                     (Continued)

                     THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                               February 28, 1998
                                   (Unaudited)

                                                                      Principal    Interest    Maturity      Value
                                                                       Amount        Rate        Date       (note 1)
                                                                      --------      ------     --------     --------
MUNICIPAL OBLIGATIONS - (Continued)
   Wilmington, North Carolina
      General Obligation Revenue                                      $100,000       5.60%     06-01-11     $106,600
   Winston-Salem, North Carolina
      General Obligation                                               100,000       5.50%     06-01-12      106,447
   Winston-Salem, North Carolina
      Water & Sewer System Revenue                                     500,000       4.80%     06-01-10      506,133

   Total Municipal Obligations (Cost $ 10,057,513)                                                       $10,540,489
                                                                                                         -----------

INVESTMENT COMPANY -  1.80%

   Federated North Carolina Municipal Money Market Portfolio          $194,229                              $194,299
      (Cost $ 194,299)                                                                                   -----------

Total Value of Investments (Cost $10,251,812 (a))                                                99.63%  $10,734,788
Other Assets In Excess of Liabilities                                                             0.37%       39,845
                                                                                                ------   -----------
   Net Assets                                                                                   100.00%  $10,774,633
                                                                                                ======   ===========


     (a) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

          Unrealized appreciation                                     $ 483,959
          Unrealized depreciation                                          (983)
                                                                      ---------
             Net unrealized appreciation                              $ 482,976
                                                                      =========


See accompanying notes to financial statements

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1998
                                   (Unaudited)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The North Carolina Tax Free Bond Fund (the "Fund") is a non-diversified series of shares of beneficial interest of the Albemarle Investment Trust (the "Trust"). The Trust is an open-ended investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The Fund began operations on January 13, 1993. The investment objective is to provide current income exempt from Federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. The following is a summary of significant accounting policies followed by the Fund.

     A. SECURITY VALUATION - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price on the day of valuation. Other securities are valued at the most recent bid price. Securities for which market quotations are not readily available are valued by an independent pricing service which takes into consideration institutional bid and last sale prices, securities prices, yields, maturities, call features, ratings and institutional trading in similar groups of securities; or if not available from the pricing service, the value of a security is determined following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

          The Fund invests in debt instruments of municipal issuers within the state of North Carolina. The issuers' abilities to meet their obligations may be affected by economic developments in the state of North Carolina.

     B. FEDERAL INCOME TAXES - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          Net realized gains (losses) may differ for financial statements and tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for tax purposes.

     C. INVESTMENT TRANSACTIONS - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis.

     D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The Fund generally declares dividends daily, payable monthly on a date selected by the Fund's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending August 31.

          The Fund has capital loss carryforwards for federal income tax purposes of $45,273 and $15,825 which expire in the year 2003 and 2005, respectively. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                                                                     (Continued)

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1998
                                   (Unaudited)


          Of the $219,630 of distributions to shareholders ($0.23 per share) during the period ended February 28, 1998, the Fund has determined that all distributions made qualify as exempt-interest dividends for federal income tax purposes. Shareholders are advised to consult with their professional tax advisor regarding the state income tax implications of these distributions.

     E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimates.

     F. REPURCHASE AGREEMENTS - The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Act.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement (commenced April 1, 1994), Boys, Arnold & Company, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.35% of the Fund's average daily net assets. Prior to April 1, 1994, T. Leavell & Associates acted as investment advisor to the Fund and received a fee at the annual rate of 0.25% of the Fund's first $100 million of average daily net assets and 0.10% of average daily net assets over $100 million. For the period ending February 28, 1998, the Advisor has voluntarily waived a portion of its fees amounting to $16,092 ($0.02 per share).

                                                                     (Continued)

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1998
                                   (Unaudited)


     The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administrative, accounting, and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. Effective March 1, 1998, the Fund changed Administrators to Countrywide Fund Services, Inc.

     Certain trustees and officers of the Trust are also officers or directors of the Advisor and/or the Administrator.


NOTE 3 - SHAREHOLDER SERVICING FEES

     The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a Shareholder Servicing Fee Plan (the "Plan"). The Plan regulates the manner in which a regulated investment company may assume expenses from the servicing and maintenance of shareholder accounts.

     The Plan provides that the Fund may incur certain expenses for payment to persons for providing services including, but not limited to, responding to shareholder inquiries, providing information on shareholders' investments in the Fund, and providing such other shareholder services as the Trust may reasonably request. The basis for amounts paid under the Plan is determined by the Board of Trustees. Expenses pursuant to the Plan may not exceed 0.25% of the Fund's average daily net assets per annum since inception of the Plan, nor exceed 0.25% per annum of the average net assets of the shareholder accounts being serviced. Such fees of $12,844 were waived in their entirety for the period ended February 28, 1998.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $2,060,265 and $1,417,164, respectively, for the period ended February 28, 1998.